Exhibit 99.2

Devon Energy Fourth-Quarter 2025

Supplemental Tables

TABLE OF CONTENTS:	PAGE:
Consolidated Statements of Earnings	2

Supplemental Information for Consolidated Statements of Earnings	3

Consolidated Balance Sheets	4

Consolidated Statements of Cash Flows	5

Production	6

Capital Expenditures, Costs Incurred and Reserves Reconciliation	7

Supplemental Information for Capital Expenditures	8

Realized Pricing	9

Asset Margins	10

Core Earnings	11

EBITDAX, Net Debt and Net Debt-to-EBITDAX	12

Free Cash Flow and Reinvestment Rate	13

CONSOLIDATED STATEMENTS OF EARNINGS

(in millions, except per share amounts)	2025					2024
	Full Year	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Oil, gas and NGL sales	$11,223	$2,578	$2,809	$2,710	$3,126	$3,086
Oil, gas and NGL derivatives (1)	402	184	80	236	(98)	(84)
Marketing and midstream revenues	5,563	1,359	1,442	1,338	1,424	1,401

Total revenues	17,188	4,121	4,331	4,284	4,452	4,403

Production expenses (2)	3,567	861	895	899	912	881
Exploration expenses	43	5	8	20	10	12
Marketing and midstream expenses	5,635	1,389	1,453	1,357	1,436	1,402
Depreciation, depletion and amortization	3,595	890	879	914	912	971
Asset impairments	254	—	—	—	254	—
Asset dispositions	(343)	(1)	(37)	(307)	2	(5)
General and administrative expenses	492	135	114	113	130	155
Financing costs, net (3)	455	107	109	116	123	123
Other, net	24	(12)	(2)	11	27	24

Total expenses	13,722	3,374	3,419	3,123	3,806	3,563

Earnings before income taxes	3,466	747	912	1,161	646	840
Income tax expense (4)	785	185	219	244	137	187

Net earnings	2,681	562	693	917	509	653
Net earnings attributable to noncontrolling interests	39	—	6	18	15	14

Net earnings attributable to Devon	$2,642	$562	$687	$899	$494	$639

Net earnings per share:
Basic net earnings per share	$4.18	$0.91	$1.09	$1.42	$0.77	$0.98
Diluted net earnings per share	$4.17	$0.90	$1.09	$1.41	$0.77	$0.98
Weighted average common shares outstanding:
Basic	632	621	628	635	643	650
Diluted	633	622	629	636	645	651

SUPPLEMENTAL INFORMATION FOR CONSOLIDATED STATEMENTS OF EARNINGS

(1) OIL, GAS AND NGL DERIVATIVES
(in millions)	2025					2024
	Full Year	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Derivative cash settlements	$232	$125	$50	$67	$(10)	$58
Derivative valuation changes	170	59	30	169	(88)	(142)

Oil, gas and NGL derivatives	$402	$184	$80	$236	$(98)	$(84)

(2) PRODUCTION EXPENSES
(in millions)	2025					2024
	Full Year	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Lease operating expense	$1,922	$479	$481	$483	$479	$445
Gathering, processing & transportation	831	195	213	219	204	213
Production taxes	748	172	184	180	212	206
Property taxes	66	15	17	17	17	17

Production expenses	$3,567	$861	$895	$899	$912	$881

(3) FINANCING COSTS, NET
(in millions)	2025					2024
	Full Year	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Interest based on debt outstanding	$497	$119	$125	$126	$127	$128
Interest income	(56)	(14)	(18)	(14)	(10)	(16)
Other	14	2	2	4	6	11

Financing costs, net	$455	$107	$109	$116	$123	$123

(4) INCOME TAX EXPENSE
(in millions)	2025					2024
	Full Year	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Current expense (benefit)	$301	$23	$(44)	$226	$96	$119
Deferred expense	484	162	263	18	41	68

Income tax expense	$785	$185	$219	$244	$137	$187

CONSOLIDATED BALANCE SHEETS

(in millions)	2025				2024
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Current assets:
Cash, cash equivalents and restricted cash	$1,434	$1,278	$1,759	$1,234	$846
Accounts receivable	1,792	1,835	1,853	2,036	1,972
Inventory	336	361	327	332	294
Other current assets	444	393	384	303	315

Total current assets	4,006	3,867	4,323	3,905	3,427
Oil and gas property and equipment, based on successful efforts accounting, net	23,731	23,591	23,428	23,429	23,198
Other property and equipment, net	1,688	1,698	1,687	1,653	1,813

Total property and equipment, net	25,419	25,289	25,115	25,082	25,011
Goodwill	753	753	753	753	753
Right-of-use assets	299	247	185	127	303
Investments	727	679	640	713	727
Other long-term assets	395	386	374	348	268

Total assets	$31,599	$31,221	$31,390	$30,928	$30,489

Current liabilities:
Accounts payable	$790	$934	$885	$923	$806
Revenues and royalties payable	1,491	1,464	1,440	1,588	1,432
Short-term debt	998	998	485	485	485
Other current liabilities	807	646	727	622	586

Total current liabilities	4,086	4,042	3,537	3,618	3,309
Long-term debt	7,391	7,393	8,393	8,395	8,398
Lease liabilities	197	158	113	77	320
Asset retirement obligations	863	850	839	835	770
Other long-term liabilities	907	962	1,008	1,041	840
Deferred income taxes	2,627	2,466	2,208	2,189	2,148
Stockholders’ equity:
Common stock	62	63	64	64	65
Additional paid-in capital	5,388	5,618	5,864	6,096	6,387
Retained earnings	10,200	9,788	9,252	8,506	8,166
Accumulated other comprehensive loss	(122)	(119)	(120)	(121)	(122)

Total stockholders’ equity attributable to Devon	15,528	15,350	15,060	14,545	14,496
Noncontrolling interests	—	—	232	228	208

Total equity	15,528	15,350	15,292	14,773	14,704

Total liabilities and equity	$31,599	$31,221	$31,390	$30,928	$30,489

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)	2025					2024
	Full Year	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Cash flows from operating activities:
Net earnings	$2,681	$562	$693	$917	$509	$653
Adjustments to reconcile net earnings to net cash from operating activities:
Depreciation, depletion and amortization	3,595	890	879	914	912	971
Asset impairments	254	—	—	—	254	—
Leasehold impairments	11	(2)	1	7	5	3
Accretion of liabilities	16	3	4	3	6	6
Total (gains) losses on commodity derivatives	(402)	(184)	(80)	(236)	98	84
Cash settlements on commodity derivatives	232	125	50	67	(10)	58
(Gains) losses on asset dispositions	(343)	(1)	(37)	(307)	2	(5)
Deferred income tax expense	484	162	263	18	41	68
Share-based compensation	99	22	24	23	30	24
Other	(67)	(5)	(45)	5	(22)	4
Changes in assets and liabilities, net	151	(38)	(62)	134	117	(202)

Net cash from operating activities	6,711	1,534	1,690	1,545	1,942	1,664

Cash flows from investing activities:
Capital expenditures	(3,592)	(832)	(870)	(956)	(934)	(926)
Acquisitions of property and equipment	(322)	(101)	(197)	(16)	(8)	(116)
Divestitures of property and equipment and investments	545	2	38	372	133	6
Distributions from investments	38	11	7	11	9	33
Contributions to investments and other	(62)	(50)	(2)	(8)	(2)	(40)

Net cash from investing activities	(3,393)	(970)	(1,024)	(597)	(802)	(1,043)

Cash flows from financing activities:
Repayments of long-term debt	(485)	—	(485)	—	—	—
Repurchases of common stock	(1,050)	(250)	(250)	(249)	(301)	(301)
Dividends paid on common stock	(619)	(149)	(151)	(156)	(163)	(143)
Contributions from noncontrolling interests	14	—	—	—	14	8
Distributions to noncontrolling interests	(23)	—	—	(14)	(9)	(15)
Acquisition of noncontrolling interests	(260)	—	(260)	—	—	—
Repayment of finance leases	(282)	(8)	—	—	(274)	—
Shares exchanged for tax withholdings and other	(25)	—	(1)	(5)	(19)	1

Net cash from financing activities	(2,730)	(407)	(1,147)	(424)	(752)	(450)

Effect of exchange rate changes on cash	—	(1)	—	1	—	(1)

Net change in cash, cash equivalents and restricted cash	588	156	(481)	525	388	170
Cash, cash equivalents and restricted cash at beginning of period	846	1,278	1,759	1,234	846	676

Cash, cash equivalents and restricted cash at end of period	$1,434	$1,434	$1,278	$1,759	$1,234	$846

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$1,384	$1,384	$1,229	$1,713	$1,198	$811
Restricted cash	50	50	49	46	36	35

Total cash, cash equivalents and restricted cash	$1,434	$1,434	$1,278	$1,759	$1,234	$846

PRODUCTION

	2025					2024
	Full Year	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Oil (MBbls/d)
Delaware Basin	225	234	223	228	216	221
Rockies	107	102	111	104	112	110
Eagle Ford	41	39	41	39	45	49
Anadarko Basin	12	12	12	13	11	14
Other	4	3	3	3	4	4

Total	389	390	390	387	388	398

Natural gas liquids (MBbls/d)
Delaware Basin	133	146	134	133	118	127
Rockies	49	51	53	47	44	43
Eagle Ford	11	10	11	11	15	21
Anadarko Basin	28	24	30	31	26	30
Other	—	—	—	—	—	—

Total	221	231	228	222	203	221

Gas (MMcf/d)
Delaware Basin	812	848	834	823	744	755
Rockies	235	234	245	228	233	230
Eagle Ford	76	56	70	62	117	130
Anadarko Basin	258	246	261	274	252	255
Other	1	1	—	1	—	1

Total	1,382	1,385	1,410	1,388	1,346	1,371

Total oil equivalent (MBoe/d)
Delaware Basin	493	521	496	498	458	474
Rockies	195	192	205	189	195	191
Eagle Ford	65	57	63	60	79	92
Anadarko Basin	83	77	85	90	79	87
Other	4	4	4	4	4	4

Total	840	851	853	841	815	848

CAPITAL EXPENDITURES

(in millions)	2025					2024
	Full Year	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Delaware Basin	$1,868	$446	$457	$472	$493	$448
Rockies	856	228	189	224	215	268
Eagle Ford	544	137	138	118	151	107
Anadarko Basin	147	32	25	44	46	44
Other	7	1	1	2	3	5

Total upstream capital	$3,422	$844	$810	$860	$908	$872

Carbon capital	101	21	28	30	22	12
Midstream and Corporate	115	18	21	42	34	42

Capital expenditures	$3,638	$883	$859	$932	$964	$926

Acquisitions	362	141	197	16	8	116

Total capital	$4,000	$1,024	$1,056	$948	$972	$1,042

COSTS INCURRED AND RESERVES RECONCILIATION

COSTS INCURRED	Year Ended December 31,
(in millions)	2025	2024
Property acquisition costs:
Proved properties	138	$3,058
Unproved properties	224	1,949
Exploration costs	581	690
Development costs	3,057	2,856

Costs incurred	4,000	$8,553

RESERVES RECONCILIATION

	Oil (MMBbls)	Gas (Bcf)	NGL (MMBbls)	Total (MMBoe)
As of December 31, 2024:
Proved developed	706	3,057	500	1,715
Proved undeveloped	196	719	124	440

Total Proved	902	3,776	624	2,155

Revisions due to prices	(25)	91	(6)	(16)
Revisions other than price	36	353	55	150
Extensions and discoveries	185	778	129	443
Purchase of reserves	23	59	10	43
Production	(142)	(505)	(81)	(307)
Sale of reserves	(18)	(70)	(11)	(40)

As of December 31, 2025:
Proved developed	714	3,476	551	1,844
Proved undeveloped	247	1,006	169	584

Total Proved	961	4,482	720	2,428

SUPPLEMENTAL INFORMATION FOR CAPITAL EXPENDITURES

GROSS OPERATED SPUDS
	2025				2024
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Delaware Basin	48	60	57	73	67
Rockies	26	21	23	24	24
Eagle Ford	18	24	22	30	12
Anadarko Basin	8	10	11	5	2

Total	100	115	113	132	105

GROSS OPERATED WELLS TIED-IN
	2025				2024
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Delaware Basin	45	61	57	79	55
Rockies	17	22	30	16	30
Eagle Ford	23	10	10	35	23
Anadarko Basin	10	9	13	6	20

Total	95	102	110	136	128

NET OPERATED WELLS TIED-IN
	2025				2024
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Delaware Basin	35	40	46	54	50
Rockies	14	18	27	13	27
Eagle Ford	19	10	7	26	13
Anadarko Basin	4	5	5	2	8

Total	72	73	85	95	98

AVERAGE LATERAL LENGTH
(based on wells tied-in)	2025				2024
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Delaware Basin	11,800’	11,100’	10,500’	10,300’	11,500’
Rockies	11,600’	13,000’	12,300’	12,200’	10,150’
Eagle Ford	5,900’	7,200’	8,200’	7,800’	7,700’
Anadarko Basin	10,100’	10,000’	10,000’	12,500’	10,000’

Total	10,200’	10,300’	10,300’	10,700’	9,900’

REALIZED PRICING

BENCHMARK PRICES	2025					2024
(average prices)	Full Year	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$64.87	$59.09	$64.92	$63.95	$71.50	$70.32
Natural Gas ($/Mcf) - Henry Hub	$3.43	$3.55	$3.07	$3.44	$3.65	$2.79
NGL ($/Bbl) - Mont Belvieu Blended	$25.79	$23.67	$24.25	$25.58	$29.65	$27.80

REALIZED PRICES	2025					2024
	Full Year	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Oil (Per Bbl)
Delaware Basin	$63.52	$57.94	$63.89	$62.60	$70.28	$69.06
Rockies	60.52	54.99	61.14	59.05	66.40	65.67
Eagle Ford	64.20	58.18	64.87	63.14	69.85	69.25
Anadarko Basin	63.47	57.46	63.68	62.09	71.15	67.46

Realized price without hedges	62.77	57.19	63.21	61.70	69.13	68.11
Cash settlements	1.14	2.47	0.78	1.27	0.02	1.08

Realized price, including cash settlements	$63.91	$59.66	$63.99	$62.97	$69.15	$69.19

Natural gas liquids (Per Bbl)
Delaware Basin	$19.50	$18.42	$18.25	$19.10	$22.76	$21.79
Rockies	10.69	9.02	10.26	9.27	14.72	12.88
Eagle Ford	24.65	22.28	22.85	23.03	28.65	26.40
Anadarko Basin	22.84	21.50	20.94	22.41	26.91	25.45

Realized price without hedges	18.28	16.86	17.01	17.71	22.03	21.07
Cash settlements	0.11	0.23	0.17	0.11	(0.10)	(0.06)

Realized price, including cash settlements	$18.39	$17.09	$17.18	$17.82	$21.93	$21.01

Gas (Per Mcf)
Delaware Basin	$1.54	$0.96	$1.50	$1.34	$2.47	$1.01
Rockies	0.22	0.33	(0.42)	(0.50)	1.48	0.59
Eagle Ford	3.11	3.14	2.78	3.01	3.36	2.31
Anadarko Basin	2.98	3.13	2.57	2.86	3.42	2.27

Realized price without hedges	1.67	1.33	1.43	1.41	2.55	1.30
Cash settlements	0.12	0.25	0.15	0.15	(0.07)	0.16

Realized price, including cash settlements	$1.79	$1.58	$1.58	$1.56	$2.48	$1.46

Total oil equivalent (Per Boe)
Delaware Basin	$36.75	$32.72	$36.18	$35.92	$43.00	$39.66
Rockies	36.22	32.04	35.33	34.29	43.29	41.37
Eagle Ford	48.32	45.82	48.85	48.32	49.75	46.46
Anadarko Basin	26.12	25.62	23.97	25.28	29.96	26.54

Realized price without hedges	36.60	32.92	35.82	35.43	42.58	39.57
Cash settlements	0.76	1.60	0.64	0.87	(0.13)	0.75

Realized price, including cash settlements	$37.36	$34.52	$36.46	$36.30	$42.45	$40.32

ASSET MARGINS

BENCHMARK PRICES	2025					2024
(average prices)	Full Year	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$64.87	$59.09	$64.92	$63.95	$71.50	$70.32
Natural Gas ($/Mcf) - Henry Hub	$3.43	$3.55	$3.07	$3.44	$3.65	$2.79
NGL ($/Bbl) - Mont Belvieu Blended	$25.79	$23.67	$24.25	$25.58	$29.65	$27.80

PER-UNIT CASH MARGIN BY ASSET (per Boe)	2025					2024
	Full Year	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Delaware Basin
Realized price	$36.75	$32.72	$36.18	$35.92	$43.00	$39.66
Lease operating expenses	(5.43)	(5.11)	(5.38)	(5.54)	(5.74)	(4.93)
Gathering, processing & transportation	(2.91)	(2.57)	(2.94)	(3.17)	(3.00)	(2.92)
Production & property taxes	(2.67)	(2.44)	(2.52)	(2.63)	(3.13)	(2.91)

Field-level cash margin	$25.74	$22.60	$25.34	$24.58	$31.13	$28.90

Rockies
Realized price	$36.22	$32.04	$35.33	$34.29	$43.29	$41.37
Lease operating expenses	(8.93)	(9.05)	(8.27)	(9.13)	(9.31)	(8.63)
Gathering, processing & transportation	(1.01)	(1.03)	(0.99)	(0.86)	(1.14)	(1.22)
Production & property taxes	(3.08)	(2.64)	(3.04)	(2.85)	(3.83)	(3.66)

Field-level cash margin	$23.20	$19.32	$23.03	$21.45	$29.01	$27.86

Eagle Ford
Realized price	$48.32	$45.82	$48.85	$48.32	$49.75	$46.46
Lease operating expenses	(7.42)	(7.90)	(7.83)	(7.52)	(6.65)	(5.59)
Gathering, processing & transportation	(2.19)	(1.98)	(2.27)	(1.94)	(2.47)	(2.21)
Production & property taxes	(2.75)	(2.43)	(2.89)	(3.02)	(2.65)	(2.41)

Field-level cash margin	$35.96	$33.51	$35.86	$35.84	$37.98	$36.25

Anadarko Basin
Realized price	$26.12	$25.62	$23.97	$25.28	$29.96	$26.54
Lease operating expenses	(3.15)	(3.19)	(3.25)	(2.98)	(3.20)	(2.72)
Gathering, processing & transportation	(6.08)	(6.19)	(5.98)	(6.13)	(6.01)	(5.74)
Production & property taxes	(1.35)	(1.22)	(1.30)	(1.32)	(1.62)	(1.20)

Field-level cash margin	$15.54	$15.02	$13.44	$14.85	$19.13	$16.88

Devon - Total
Realized price	$36.60	$32.92	$35.82	$35.43	$42.58	$39.57
Lease operating expenses	(6.27)	(6.11)	(6.14)	(6.31)	(6.53)	(5.70)
Gathering, processing & transportation	(2.71)	(2.49)	(2.71)	(2.86)	(2.78)	(2.74)
Production & property taxes	(2.65)	(2.39)	(2.56)	(2.58)	(3.11)	(2.86)

Field-level cash margin	$24.97	$21.93	$24.41	$23.68	$30.16	$28.27

NON-GAAP MEASURES

(all monetary values in millions, except per share amounts)

Devon’s earnings materials include non-GAAP financial measures. These non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. Below is additional disclosure regarding each of the non-GAAP measures used in the earnings materials, including reconciliations to their most directly comparable GAAP measure.

The earnings materials may include forward-looking non-GAAP measures. The company is unable to provide reconciliations of these forward-looking non-GAAP measures, because components of the calculations are inherently unpredictable, such as changes to current assets and liabilities, the timing of changes in capital accruals, unknown future events and estimating certain future GAAP measures. The inability to reliably quantify certain components of the calculation would significantly affect the usefulness and accuracy of a reconciliation.

CORE EARNINGS

Devon’s reported net earnings include items of income and expense that are typically excluded by securities analysts in their published estimates of the company’s financial results. Accordingly, the company also uses the measures of core earnings and core earnings per share attributable to Devon. Devon believes these non-GAAP measures facilitate comparisons of its performance to earnings estimates published by securities analysts. Devon also believes these non-GAAP measures can facilitate comparisons of its performance between periods and to the performance of its peers. The following table summarizes the effects of these items on full-year and fourth-quarter 2025 earnings.

	Year Ended December 31, 2025
	Before-tax	After-tax	After NCI	Per Diluted Share
Total
Earnings (GAAP)	$3,466	$2,681	$2,642	$4.17
Adjustments:
Asset dispositions	(343)	(266)	(266)	(0.42)
Asset and exploration impairments	265	206	206	0.33
Change in tax legislation	—	5	5	0.01
Fair value changes in financial instruments	(172)	(134)	(134)	(0.21)
Restructuring and transaction costs	36	28	28	0.04

Core earnings (Non-GAAP)	$3,252	$2,520	$2,481	$3.92

	Quarter Ended December 31, 2025
	Before-tax	After-tax	After NCI	Per Diluted Share
Total
Earnings (GAAP)	$747	$562	$562	$0.90
Adjustments:
Asset dispositions	(1)	—	—	—
Asset and exploration impairments	1	1	1	—
Change in tax legislation	—	(6)	(6)	(0.01)
Fair value changes in financial instruments	(59)	(47)	(47)	(0.07)
Restructuring and transaction costs	—	—	—	—

Core earnings (Non-GAAP)	$688	$510	$510	$0.82

EBITDAX

Devon believes EBITDAX provides information useful in assessing operating and financial performance across periods. Devon computes EBITDAX as net earnings before financing costs, net; income tax expense; exploration expenses; depreciation, depletion and amortization; asset impairments; asset disposition gains and losses; non-cash share-based compensation; non-cash valuation changes for derivatives and financial instruments; accretion on discounted liabilities; and other items not related to core operations. EBITDAX as defined by Devon may not be comparable to similarly titled measures used by other companies.

	Q4 ‘25	Q3 ‘25	Q2 ‘25	Q1 ‘25	TTM	Q4 ‘24
Net earnings (GAAP)	$562	$693	$917	$509	$2,681	$653
Financing costs, net	107	109	116	123	455	123
Income tax expense	185	219	244	137	785	187
Exploration expenses	5	8	20	10	43	12
Depreciation, depletion and amortization	890	879	914	912	3,595	971
Asset impairments	—	—	—	254	254	—
Asset dispositions	(1)	(37)	(307)	2	(343)	(5)
Share-based compensation	22	21	22	24	89	24
Derivative & financial instrument non-cash val. changes	(59)	(30)	(169)	88	(170)	142
Accretion on discounted liabilities and other	(12)	(2)	11	27	24	24

EBITDAX (Non-GAAP)	$1,699	$1,860	$1,768	$2,086	$7,413	$2,131

NET DEBT

Devon defines net debt as debt (includes short-term and long-term debt) less cash, cash equivalents and restricted cash. Devon believes that netting these sources of cash against debt provides a clearer picture of the future demands on cash from Devon to repay debt.

	2025				2024
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Total debt (GAAP)	$8,389	$8,391	$8,878	$8,880	$8,883
Less:
Cash, cash equivalents and restricted cash	(1,434)	(1,278)	(1,759)	(1,234)	(846)

Net debt (Non-GAAP)	$6,955	$7,113	$7,119	$7,646	$8,037

NET DEBT-TO-EBITDAX

Devon defines net debt-to-EBITDAX as net debt divided by an annualized EBITDAX measure. Devon believes this ratio provides information useful to investors in assessing the company’s credit position and debt leverage.

	2025				2024
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Net debt (Non-GAAP)	$6,955	$7,113	$7,119	$7,646	$8,037
EBITDAX (Non-GAAP) (1)	$7,413	$7,845	$7,838	$8,034	$7,739

Net debt-to-EBITDAX (Non-GAAP)	0.9	0.9	0.9	1.0	1.0

(1)	EBITDAX is an annualized measure using a trailing twelve-month calculation.

FREE CASH FLOW

Devon defines free cash flow as total operating cash flow less capital expenditures. Devon believes free cash flow provides a useful measure of available cash generated by operating activities for other investing and financing activities.

	2025					2024
	Full Year	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Total operating cash flow (GAAP)	$6,711	$1,534	$1,690	$1,545	$1,942	$1,664
Less capital expenditures (Excluding acquisitions):	(3,592)	(832)	(870)	(956)	(934)	(926)

Free cash flow (Non-GAAP)	$3,119	$702	$820	$589	$1,008	$738

REINVESTMENT RATE

Devon defines reinvestment rate as accrued capital expenditures divided by operating cash flow. Devon believes this measure provides useful information to our investors as an indicator of the capital demands of our business relative to the cash flow generated from normal business operations.

	2025					2024
	Full Year	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Capital expenditures (Accrued)	$4,000	$1,024	$1,056	$948	$972	$1,042
Operating cash flow	$6,711	$1,534	$1,690	$1,545	$1,942	$1,664

Reinvestment rate (Non-GAAP)	60%	67%	63%	61%	50%	63%

FIRST-QUARTER AND FULL-YEAR 2026 GUIDANCE

Note: Devon’s full-year 2026 guidance reflects standalone Devon operations. Upon the expected closure of the Devon and Coterra merger in the second quarter of 2026, the company will provide updated full-year guidance for the combined entity at close.

PRODUCTION GUIDANCE
	Quarter 1 (1)		Full Year
	Low	High	Low	High
Oil (MBbls/d)	381	387	385	391
Natural gas liquids (MBbls/d)	217	223	223	229
Gas (MMcf/d)	1,350	1,400	1,360	1,410

Total oil equivalent (MBoe/d)	823	843	835	855

(1)	Production in the first quarter of 2026 is estimated to be reduced by 1 percent or 10,000 Boe per day (50% oil) due to the impact of severe winter weather.

CAPITAL EXPENDITURES GUIDANCE
	Quarter 1		Full Year
(in millions)	Low	High	Low	High
Upstream capital	$850	$900	$3,425	$3,575
Midstream and other capital	20	30	75	125

Total capital	$870	$930	$3,500	$3,700

PRICE REALIZATIONS GUIDANCE
	Quarter 1		Full Year
	Low	High	Low	High
Oil - % of WTI	95%	99%	95%	99%
NGL - % of WTI	28%	32%	28%	32%
Natural gas - % of Henry Hub	40%	50%	40%	50%

OTHER GUIDANCE ITEMS
	Quarter 1		Full Year
($ millions, except Boe and %)	Low	High	Low	High
Marketing and midstream operating profit	$(50)	$(40)	$(100)	$(80)
LOE and GP&T per BOE	$8.80	$9.10	$8.50	$8.70
Production and property taxes as % of upstream sales	7.0%	7.5%	7.0%	7.5%
Exploration expenses	$15	$25	$30	$40
Depreciation, depletion and amortization	$900	$940	$3,725	$3,825
General and administrative expenses	$115	$125	$460	$500
Financing costs, net	$100	$110	$400	$420
Other expenses	$—	$10	$15	$25

INCOME TAX GUIDANCE
	Quarter 1		Full Year
(% of pre-tax earnings)	Low	High	Low	High
Current income tax rate	0%	2%	0%	2%
Deferred income tax rate	20%	22%	20%	22%

Total income tax rate	~22%		~22%

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2026 & 2027 HEDGING POSITIONS

Oil Commodity Hedges
	Three Way Collars
Period	Volume (Bbls/d)	Weighted Average Floor Sold Price ($/Bbl)	Weighted Average Floor Purchased Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
Q1-Q2 2026	100,000	$49.86	$60.11	$72.07
Q3-Q4 2026	107,000	$49.61	$59.61	$71.06
Q1-Q4 2027	6,942	$47.64	$57.64	$65.84

Oil Basis Swaps
Period	Index	Volume (Bbls/d)	Weighted Average Differential to WTI ($/Bbl)
Q1-Q4 2026	Midland Sweet	46,000	$1.10
Q1-Q2 2026	NYMEX Roll	48,000	$0.10
Q1-Q4 2027	Midland Sweet	16,000	$1.04

Natural Gas Commodity Hedges - Henry Hub
	Price Swaps		Price Collars
Period	Volume (MMBtu/d)	Weighted Average Price ($/MMBtu)	Volume (MMBtu/d)	Weighted Average Floor Price ($/MMBtu)	Weighted Average Ceiling Price ($/ MMBtu)
Q1 2026-Q4 2026	247,500	$3.80	220,000	$3.24	$4.92

Natural Gas Basis Swaps
Period	Index	Volume (MMBtu/d)	Weighted Average Differential to Henry Hub ($/MMBtu)
Q1–Q4 2026	Houston Ship Channel	50,000	$(0.29)
Q1–Q4 2026	WAHA	150,000	$(1.79)

Devon’s oil derivatives settle against the average of the prompt month NYMEX West Texas Intermediate futures price. Devon’s natural gas derivatives settle against the Inside FERC first of the month Henry Hub index. Devon’s NGL derivatives settle against the average of the prompt month OPIS Mont Belvieu, Texas index. Commodity hedge positions are shown as of December 31, 2025.

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